EXHIBIT 99.1
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For:        Waste Technology Corp.
            5400 Rio Grande Avenue
            Jacksonville, FL 32205


Contact:    William E. Nielsen, President
            (904) 358-3812


                              FOR IMMEDIATE RELEASE


Jacksonville, March 15, 2005 - - Waste Technology Corp. (OTC BULLETIN BOARD:
WTEK) reported that LaRita R. Boren, Leland E. Boren, and David B. Wilhelmy have been named to the Board of Directors of the Company.